Pursuant to Rule 497(e)
File No. 2-85370

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Money Market Fund

SunAmerica Municipal Money Market Fund

Supplement dated November 24, 2008

to the Statement of Additional Information dated April 29, 2008, as supplemented and amended to date

The third paragraph of the section titled “Determination of Net Asset Value” on page B-51 of the Statement of Additional Information (“SAI”) is hereby deleted in its entirety and replaced with the following:

“Certain conditions must be met in connection with the application of valuation rules to a Fund. These conditions include maintaining a dollar-weighted average portfolio maturity of 90 days or less, purchasing instruments having remaining maturities of 397 calendar days or less, and investing only in securities determined by the Adviser under procedures adopted by the Board to present minimal credit risks and which are of high quality as determined by the requisite number of nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, determined to be of comparable quality by the Adviser under procedures adopted by the Board. In accordance with Rule 2a-7 under the 1940 Act, the Board has established procedures designed to stabilize at $1.00 a Fund’s net asset value per share to the extent reasonably possible. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board. If such deviation exceeds 0.5% of the Fund’s $1.00 per share net asset value, the Board will promptly consider what action, if any, will be initiated. In the event that the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they deem necessary and appropriate, which may include selling portfolio instruments, withholding dividends or establishing a net asset value per share based upon available market quotations.

In addition, in accordance with positions taken by the SEC or its staff, for shadow pricing purposes the Funds may value certain portfolio securities with remaining maturities of 60 days or less at amortized cost instead of at the market-based value, through January 12, 2009, or such later date as may be permitted based on SEC or staff guidance.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP1_MMPRO_4-08